CLEARBRIDGE ENERGY
MLP FUND INC.
CLEARBRIDGE ENERGY
MLP OPPORTUNITY FUND
INC.
CLEARBRIDGE ENERGY
MLP TOTAL RETURN
FUND INC.
LMP CAPITAL AND
INCOME FUND INC.
LMP CORPORATE
LOAN FUND INC.
LMP REAL ESTATE
INCOME FUND INC.
WESTERN ASSET EMERGING
MARKETS DEBT FUND INC.
WESTERN ASSET EMERGING
MARKETS INCOME
FUND INC.
WESTERN ASSET GLOBAL
CORPORATE DEFINED
OPPORTUNITY FUND
INC.
WESTERN ASSET GLOBAL
HIGH INCOME FUND
INC.
WESTERN ASSET GLOBAL
PARTNERS INCOME
FUND INC.
WESTERN ASSET HIGH
INCOME FUND
INC.
WESTERN ASSET HIGH
INCOME FUND II
INC.
WESTERN ASSET HIGH
INCOME OPPORTUNITY FUND
INC.
WESTERN ASSET HIGH
YIELD
DEFINED OPPORTUNITY
 FUND INC.
WESTERN ASSET
INFLATION
MANAGEMENT FUND
INC.
WESTERN ASSET
INTERMEDIATE MUNI
FUND INC.
WESTERN ASSET
INVESTMENT GRADE
DEFINED OPPORTUNITY
TRUST INC
WESTERN ASSET MANAGED
HIGH INCOME FUND
INC.
WESTERN ASSET
MANAGED MUNICIPALS
FUND INC.
WESTERN ASSET
MORTGAGE DEFINED
OPPORTUNITY FUND
INC.
WESTERN ASSET
MUNICIPAL DEFINED
OPPORTUNITY TRUST
INC.
WESTERN ASSET
MUNICIPAL HIGH
INCOME FUND
INC.
WESTERN ASSET
MUNICIPAL PARTNERS
FUND INC.
WESTERN ASSET
VARIABLE RATE
STRATEGIC FUND
INC.
WESTERN ASSET
WORLDWIDE INCOME
FUND INC.
WESTERN ASSET
CLAYMORE
INFLATION-LINKED
OPPORTUNITIES
and INCOME FUND
WESTERN ASSET
CLAYMORE INFLATION-
LINKED SECURITIES
and INCOME FUND
WESTERN ASSET
PREMIER BOND
FUND
WESTERN ASSET
INCOME
FUND

NEW YORK
POWER OF ATTORNEY

KNOW ALL PEOPLE BY
THESE PRESENTS, that
each person whose
signature appears below
hereby makes,
constitutes
and appoints each of
Robert Frenkel,Thomas
Mandia, R. Jay Gerken,
Richard Wachterman,
John Redding,Mitchell
OBrien and George Hoyt,
as a true and lawful
attorney-in-fact and
agent of the undersigned
with full power of
substitution and
resubstitution, for
and in the name,
place and stead of
the undersigned (both
in the undersigneds
individual capacity,
as a member of any
limited liability
company, as a partner
of any partnership or
as an officer of any
corporation for which
the undersigned are
otherwise authorized
to sign), to execute,
deliver and file such
forms, with all exhibits
thereto, as may be
required to be filed
from time to time with
the Securities and
Exchange Commission
with respect to:
(i) Sections 13(d) and
16(a) of the Securities
Exchange Act of 1934,
as amended (the Act),
and the rules and
regulations promulgated
thereunder, as applicable,
including without limitation,
Schedule 13D, Schedule 13G,
statements on Form 3, Form 4
and Form 5 relating to CEM,
EMO, CTR, SCD, TLI, RIT,
ESD, EMD, GDO, EHI, GDF,
HIF, HIX, HIO, HYI, IMF,
SBI, IGI, MHY, MMU, DMO,
MTT, MHF, MNP, GFY, SBW,
WIW, WIA, WEA, PAI and
any closed-end fund
management company advised
by an affiliate of
Legg Mason, Inc.
(each a Fund, collectively
the Funds) and (ii) in
connection with any
application for EDGAR
access codes, including
without limitation the
Form ID, related thereto,
granting unto said
attorneys-in-fact and
agents, and each of them,
acting separately, full
power and authority to do
and perform each and every
act and thing requisite and
necessary to be done in
connection therewith, as
fully to all intents and
purposes as he or she might
or could do in person,
hereby ratifying and
confirming all that said
attorneys-in-fact and
agents, or any of them,
or their or his
substitute or substitutes,
may lawfully do or cause
to be done by virtue hereof.
Each of the lawful
attorneys-in-fact and
agents named herein may
act separately.


Except as otherwise
specifically provided
herein, this Power of
Attorney shall not in
any manner revoke, in
whole or in part,
any Power of Attorney
previously executed.
This Power of Attorney
shall not be revoked by
any subsequent Power
of Attorney executed
in the future, unless
such subsequent Power
of Attorney specifically
refers to this Power
of Attorney, or
specifically states
that the instrument is
intended to revoke this
Power of Attorney,
all prior general
Powers of Attorney or
all prior Powers of
Attorney.

This Power of Attorney
may be revoked by written
instrument executed the
principal and duly
acknowledged.  Whenever
two or more Powers of
Attorney are valid at
the same time, the agents
appointed on each shall
act separately, unless
otherwise specified in
the documents.  Any
provision of this
Power of Attorney held
by a court of competent
jurisdiction to be
invalid or unenforceable
shall not impair or
invalidate the remainder
of the Power of Attorney
and the effect thereof
shall be confined to the
provisions so held to the
invalid or unenforceable.

IN WITNESS WHEREOF, I
have executed this
instrument as of the
30th day of April, 2013.



Signature

Kenneth D. Fuller